UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 9, 2006

NS GROUP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (859) 292-6809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act	(17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 9, 2006, the Board of Directors (the “Board”) of NS Group, Inc. (the “Company”), upon recommendation of the Compensation Committee, approved the Company’s Non-Employee Directors 2006 Total Compensation Program (the “Program”). The Program is described on Exhibit 10.1 hereto, which is incorporated by reference herein. In addition, the Board approved, upon recommendation of the Compensation Committee, a one-time $50,000 cash bonus to the Company’s non-employee directors, as well as to J.C. Burton, who retired from the Board effective as of the Company’s 2006 Annual Meeting of Stockholders.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

10.1	Description of the NS Group, Inc. Non-Employee Directors 2006 Total Compensation Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: August 15, 2006	By:	/s/ Thomas J. Depenbrock
Thomas J. Depenbrock
Vice President - Finance, Treasurer and Chief Financial Officer